USAA EMERGING MARKETS FUND
Fund Shares, Institutional Shares, and Adviser Shares
SUPPLEMENT DATED JULY 12, 2016
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2015
This Supplement updates certain information contained in the above-dated prospectus for the USAA Emerging Markets Fund (the Fund). Please review this important information carefully.
Effective as of the date of the prospectus, Greg Rippel is no longer managing a portion of the Fund subadvised by Brandes; and therefore, all references to Mr. Rippel in the Fund’s prospectus are hereby deleted.
The following disclosure is hereby added to the Emerging Markets Fund’s Portfolio Manager(s) under the Brandes section on page 8:
Mauricio Abadia, Senior Analyst at Brandes, has managed a portion of the Fund since February 2016.
The following disclosure is hereby added to the Emerging Markets Fund’s Portfolio Manager(s) under the Brandes section on page 22:
Mauricio Abadia is a Senior Analyst on the Utilities Research Team and is responsible for fundamental research on global electric, gas, and diversified utility companies. He also is a member of the firm’s Emerging Markets Investment Committee. He has worked for Brandes since 2010. Education: B.A. in systems engineering, University of Virginia, and an M.B.A., Haas School of Business at the University of California, Berkley. He has managed a portion of the Fund since February 2016.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
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